UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2016

Wells Fargo Commercial Mortgage Trust 2016-C34

(Exact name of Issuing Entity)

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Wells Fargo Bank, National Association
Natixis Real Estate Capital LLC

Rialto Mortgage Finance, LLC

Silverpeak Real Estate Finance LLC

Basis Real Estate Capital II, LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-05	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events.

Item 8.01.     Other Events.

On or about May 24, 2016, a series of mortgage pass-through certificates, entitled Wells Fargo Commercial Mortgage Trust 2016-C34, Commercial Mortgage Pass-Through Certificates, Series 2016-C34 (the “Certificates”), is expected to be issued by Wells Fargo Commercial Mortgage Trust 2016-C34 (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated as of May 1, 2016 (the “Pooling and Servicing Agreement”), between Wells Fargo Commercial Mortgage Securities, Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates will consist of the following classes (each, a “Class”), designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”) and (ii) the Class A-3FL, Class A-3FX, Class X-E, Class X-FG, Class X-H, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Privately Offered Certificates”). Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust to be formed on or about May 24, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be a pool of sixty-eight (68) commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). Certain of the Mortgage Loans are expected to be acquired by the Registrant from Wells Fargo Bank, National Association (“Wells Fargo”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of May 10, 2016, between the Registrant and Wells Fargo; certain of the Mortgage Loans are expected to be acquired by the Registrant from Natixis Real Estate Capital LLC (“Natixis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of May 10, 2016, between the Registrant and Natixis; certain of the Mortgage Loans are expected to be acquired by the Registrant from Rialto Mortgage Finance, LLC (“Rialto”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of May 10, 2016, between the Registrant and Rialto; certain of the Mortgage Loans are expected to be acquired by the Registrant from Silverpeak Real Estate Finance LLC (“Silverpeak”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of May 10, 2016, between the Registrant and Silverpeak; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Basis Real Estate Capital II, LLC (“Basis”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of May 10, 2016, between the Registrant, Basis and Basis Investment Group LLC. It is expected that Bellwether Enterprise Real Estate Capital, LLC will act as a sub-servicer for the Mortgage Loans identified on the Mortgage Loan Schedule as Hilton & Homewood Suites Philadelphia and Shelby Town Center, which collectively represent approximately 10.6% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Wells Fargo Securities, LLC, Academy Securities, Inc., Deutsche Bank Securities Inc. and Natixis Securities Americas LLC (collectively, the “Dealers”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated as of May 10, 2016, between the Registrant, the Dealers, as underwriters, and Wells Fargo, and (ii) the sale of the Privately Offered Certificates by the Registrant to the Dealers, pursuant to a Certificate Purchase Agreement, dated as of May 10, 2016, between the Registrant, the Dealers, as initial purchasers, and Wells Fargo, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated May 12, 2016 and filed with the Securities and Exchange Commission on May 24, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of the date of the Prospectus.

Prior to the Closing Date, a series of mortgage pass-through certificates, entitled Citigroup Commercial Mortgage Trust 2016-P3, Commercial Mortgage Pass-Through Certificates, Series 2016-P3 was issued by Citigroup Commercial Mortgage Trust 2016-P3, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2016

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(the “CGCMT 2016-P3 Pooling and Servicing Agreement”) between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee. Pursuant to the Pooling and Servicing Agreement, the Marriott Monterey Whole Loan is a Non-Serviced Whole Loan, the Marriott Monterey Mortgage Loan is a Non-Serviced Mortgage Loan, and the servicing of the Marriott Monterey Whole Loan is governed by the CGCMT 2016-P3 Pooling and Servicing Agreement and by the Marriott Monterey Co-Lender Agreement (as defined below). The CGCMT 2016-P3 Pooling and Servicing Agreement is attached hereto as Exhibit 99.6.

The holders of the promissory notes evidencing the Marriott Monterey Whole Loan (the “Marriott Monterey Noteholders”) entered into a co-lender agreement, dated as of April 13, 2016 (the “Marriott Monterey Co-Lender Agreement”), between the Marriott Monterey Noteholders, which sets forth the respective rights of each Marriott Monterey Noteholder. The Marriott Monterey Co-Lender Agreement is attached hereto as Exhibit 99.7.

The holders of the promissory notes evidencing the Regent Portfolio Whole Loan (the “Regent Portfolio Noteholders”) entered into a co-lender agreement, dated as of May 24, 2016 (the “Regent Portfolio Intercreditor Agreement”), between the Regent Portfolio Noteholders, which sets forth the respective rights of each Regent Portfolio Noteholder. The Regent Portfolio Intercreditor Agreement is attached hereto as Exhibit 99.8.

The holders of the promissory notes evidencing the Congressional North Shopping Center & 121 Congressional Lane Whole Loan (the “Congressional North Shopping Center & 121 Congressional Lane Noteholders”) entered into a co-lender agreement, dated as of May 6, 2016 (the “Congressional North Shopping Center & 121 Congressional Lane Co-Lender Agreement”), between the Congressional North Shopping Center & 121 Congressional Lane Noteholders, which sets forth the respective rights of each Congressional North Shopping Center & 121 Congressional Lane Noteholder. The Congressional North Shopping Center & 121 Congressional Lane Co-Lender Agreement is attached hereto as Exhibit 99.9.

Section 9. Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.
1.1	Underwriting Agreement, dated as of May 10, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Academy Securities, Inc., Deutsche Bank Securities Inc. and Natixis Securities Americas LLC.

4.1	Pooling and Servicing Agreement, dated as of May 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 12, 2016.

99.1	Mortgage Loan Purchase Agreement, dated as of May 10, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of May 10, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Natixis Real Estate Capital LLC.

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99.3	Mortgage Loan Purchase Agreement, dated as of May 10, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of May 10, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Silverpeak Real Estate Finance LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of May 10, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC, and Basis Investment Group LLC.

99.6	Pooling and Servicing Agreement, dated as of April 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to Citigroup Commercial Mortgage Trust 2016-P3.

99.7	Co-Lender Agreement, dated as of April 13, 2016, between Natixis Real Estate Capital LLC, as note A-1 holder, and Natixis Real Estate Capital LLC, as note A-2 holder, relating to the Marriott Monterey Whole Loan.

99.8	Co-Lender Agreement, dated as of May 24, 2016, between Natixis Real Estate Capital LLC, as note A-1 holder, and Natixis Real Estate Capital LLC, as note A-2 holder, relating to the Regent Portfolio Whole Loan.

99.9	Co-Lender Agreement, dated as of May 6, 2016, between Natixis Real Estate Capital LLC, as Senior Noteholder, and Natixis Real Estate Capital LLC, as Junior Noteholder, relating to the Congressional North Shopping Center & 121 Congressional Lane Whole Loan.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

	By:	/s/ Anthony Sfarra
Name: Anthony Sfarra
Title: President

Dated: May 24, 2016

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Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 10, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Academy Securities, Inc., Deutsche Bank Securities Inc. and Natixis Securities Americas LLC.

4.1	Pooling and Servicing Agreement, dated as of May 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 12, 2016.

99.1	Mortgage Loan Purchase Agreement, dated as of May 10, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association.

99.2	Mortgage Loan Purchase Agreement, dated as of May 10, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Natixis Real Estate Capital LLC.

99.3	Mortgage Loan Purchase Agreement, dated as of May 10, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC.

99.4	Mortgage Loan Purchase Agreement, dated as of May 10, 2016, between Wells Fargo Commercial Mortgage Securities, Inc. and Silverpeak Real Estate Finance LLC.

99.5	Mortgage Loan Purchase Agreement, dated as of May 10, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., Basis Real Estate Capital II, LLC and Basis Investment Group LLC.

99.6	Pooling and Servicing Agreement, dated as of April 1, 2016, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee, relating to Citigroup Commercial Mortgage Trust 2016-P3.

99.7	Co-Lender Agreement, dated as of April 13, 2016, between Natixis Real Estate Capital LLC, as note A-1 holder, and Natixis Real Estate Capital LLC, as note A-2 holder, relating to the Marriott Monterey Whole Loan.

99.8	Co-Lender Agreement, dated as of May 24, 2016, between Natixis Real Estate Capital LLC, as note A-1 holder, and Natixis Real Estate Capital LLC, as note A-2 holder, relating to the Regent Portfolio Whole Loan.

99.9	Co-Lender Agreement, dated as of May 6, 2016, between Natixis Real Estate Capital LLC, as Senior Noteholder, and Natixis Real Estate Capital LLC, as Junior Noteholder, relating to the Congressional North Shopping Center & 121 Congressional Lane Whole Loan.

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